UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2026

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2026, Apimeds, Inc. (“Apimeds Korea”) and Inscobee Inc. (“Inscobee”) together with other stockholders of Apimeds Pharmaceuticals US, Inc. (the “Company”) who beneficially own at least 66 2/3% of the voting power of the Company (the “Majority Stockholders”) delivered an action by written consent of the stockholders to the Company (the “Written Consent”) to remove Elona Kogan, Jakap Koo, Carol O’Donnell and Dr. Bennett Weintraub as Directors of the board of directors of the Company, effective immediately.

On February 27, 2026, the Company filed a Definitive Proxy Statement on Schedule 14C (the “Definitive 14C”) in connection with certain proposals related to its previously reported merger (the “Merger”) with MindWave Innovations Inc. (“MindWave”), noting that such stockholder approval would become effective on March 25, 2026, twenty (20) calendar days after the date on which the Definitive 14C was first sent or mailed to the stockholders of record of the Company.

As previously reported by Inscobee and Apimeds Korea in Amendment No. 1 to their Schedule 13D, they have engaged in discussions with representatives of the Company, including the Company’s former executive officers the former Directors, and the management of MindWave regarding the Merger transaction, including MindWave’s purported ownership of certain digital assets, including requesting that the Company provide Inscobee access to books and records of the Company to investigate potential wrongdoing by the former Directors and the Company’s former executive officers in connection with the Company’s entry into the Merger, the consummation of the Merger and the transactions that were contemplated and/or were effectuated thereby, as well as with respect to those certain support & lock up agreements and the voting agreements between the Company and the Majority Stockholders.

As of the date of the Written Consent, the Company had provided certain documentation to Inscobee and Apimeds Korea following such requests. However, the provided documentation has failed to adequately address their concerns regarding the validity of the representations made re: Mindwave’s ownership of certain digital assets and the consummation of the Merger. Due to these concerns, the Majority Stockholders determined that the best course of action for the Company and its stockholders would be to, among other things, remove the former Directors.

Pursuant to the Written Consent, the Majority Stockholders also appointed Mr. Youngjik Cho, Mr. Minguk Ji and Mr. Junyoung Yu to serve as Directors of the Company (the “Board”), effective immediately, to fill three of the resulting vacancies. Each newly appointed Director shall hold office for the remainder of the full term of the director for which the vacancy was created until such Director’s successor shall have been elected and qualified or until such Director’s earlier resignation or removal. The Board has determined that Mr. Ji and Mr. Yu are independent under the applicable rules of the Commission and NYSE American LLC.

On March 20, 2026, following the appointment of the newly appointed Directors, the newly-constituted Board removed Dr. Vin Menon as Chief Executive Officer of the Company and from all other positions held at the Company and its subsidiaries, effective immediately, and Mr. Cho was appointed as the new Chief Executive Officer of the Company and Mr. Yu as Secretary of the Company, effective immediately. In addition, the Board removed Mr. Erick Frim as Chief Financial Officer of the Company and from all other positions held at the Company and its subsidiaries, effective immediately. Mr. Cho was appointed to serve as Chairman of the Board. Each of Messrs. Ji and Yu were appointed to the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Yu was appointed chairperson of the Audit Committee and Nominating and Corporate Governance Committee of the Board and Mr. Ji was appointed chairperson of the Compensation Committee of the Board.

Since 2024, Mr. Yu has been employed by Cellumed Co., Ltd., a South Korean biotechnology company specializing in musculoskeletal medical devices, bone graft materials, and biologics (“Cellumed”) as Head of the Management Support Division and Chief Strategy Officer (CSO). In his role with Cellumed, Mr. Yu is responsible for Cellumed’s overall corporate strategy, management planning, internal controls, and administrative operations. In addition, since 2024, he has also served as Head of the Management Support Division of Insgreen Co., Ltd., a South Korean construction and engineering company. In both roles, Mr. Yu is responsible for each company’s overall corporate strategy, management planning, internal controls, and administrative operations. From 2017 to 2024, Mr. JunYoung was employed by the Memory Division, Device Solutions division of Samsung Electronics Co., Ltd. as a Staff Engineer for Firmware Development and Simulator.

Since January 2025, Mr. Ji has served as an independent director of LK Ventures, a South Korean “K-Culture” Innovation Company. Mr. Ji provides strategic oversight and advisory support for new business initiatives, participating in external meetings and partnership discussions, and assisting the LK Ventures in strategic, operational, and business development activities. Previously, Mr. Ji served as an independent director of Trinity Ventures, a venture capital firm, from August 2018 until January of 2025.

Mr. Cho has served as the Chief Executive Officer and Representative Director of Winners & Partners Co., Ltd., a Seoul-based full-service advertising, brand communications, and real estate management firm, since March 20, 2020. The company operates at the intersection of creative strategy and premium brand positioning, providing integrated advertising campaigns, strategic brand consulting, and high-impact creative execution for a diverse portfolio of leading clients, including Hyundai Motor Company, Samsung Electronics, Four Seasons Hotel Seoul, and Hotel Shilla. In his role, Mr. Cho has been responsible for overall strategic leadership and executive oversight of the company’s operations, including corporate strategy, client relationship management, creative direction, business development, and financial management. He has led the development and execution of integrated advertising and brand strategy initiatives for key clients, while also overseeing the company’s real estate leasing and property management activities. Winners & Partners Co., Ltd. is not an affiliate of the Company.

None of the newly appointed Directors or officers have a family relationship with any other director or executive officer of the Company. Except as set forth in Item 8.01 below, no newly appointed Director has been involved in any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between the newly appointed Directors and any other persons pursuant to which such Directors were appointed as a director of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Consent, the Majority Stockholders also amended the Amended and Restated Bylaws of the Company, as amended to date, to (a) allow stockholders of the Company holding a majority of the voting power of the Company the power to fill vacancies on the Board and (b) confirm that amendments to the Company’s bylaws may be approved by a majority of the voting power of the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Business Expansion

On March 20, 2026, the Board approved the expansion of the Company’s business into new business initiatives and operations, including pursuing strategic opportunities such as joint ventures with other Korean companies to expand the current business of the Company into Korean cosmetics, photo booth platform business and e-commerce markets (the “Business Expansion”). In connection therewith, the Boad approved the Company’s entry into non-binding memoranda of understanding with each of Assemble Corporation (“Assemble”), Hilluck Co. Ltd. (“Hilluck”) and LK Ventures Co., Ltd. (“LK Ventures”) related to three separate joint ventures for the future expansion of the Company’s lines of business. The Company, in partnership with Assemble and Hilluck, intends to enter into separate joint ventures for the expansion and distribution of Korean cosmetics in the North American market. The Company, in partnership with LK Ventures, intends to enter into a joint venture regarding the transfer of North American business rights to, and co-investment for, the K-culture experiential photo booth platform “Life4Cuts”, with the objective of converting offline traffic into online traffic and developing direct-to-consumer e-commerce operations. These memoranda of understanding are subject to the entry into definitive agreements. Mr. Ji is an independent director of LK Ventures.

Reverse Stock Split

On March 16, 2026, the Company announced its intention to file an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) on or about March 25, 2026 to effect a reverse stock split of its issued and outstanding shares of common stock at a ratio of one-for-ten (1-for-10) (the “Reverse Stock Split”) to be effective on or about March 26, 2026. At this time, the Company has determined to delay the previously announced filing of the Charter Amendment and the Board will continue to evaluate the advisability and timing for the Reverse Stock Split.

MindWave Press Release

In addition, on March 24, 2026, MindWave issued a press release (the “MindWave Press Release”) on behalf of the Company, without the prior authorization or knowledge of the newly appointed Board or the officers of the Company, among other things, challenging the actions taken by Apimeds Korea and Inscobee in the Written Consent and alleging that such actions constitute a breach of Inscobee and Apimeds Korea’s obligations pursuant to that certain Support and Lock-Up Agreement, dated as of December 1, 2026 (the “Support Agreement’) and threatening potential litigation against Inscobee, Apimeds Korea and the Company to challenge the validity of the Written Consent.

Inscobee, Apimeds Korea and the Company strongly disagree with the allegations in the MindWave Press Release and believe that the Written Consent does not violate the Support Agreement and remains validly delivered and the actions taken therein effective as of the date of delivery to the Company. Inscobee, Apimeds Korea and the Company intend to vigorously defend the validity of the Written Consent should the former officers and directors of the Company pursue litigation.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the Business Expansion, the former directors and officers’ potential challenge to the validity of the Written Consent, potential litigation related to the Written Consent, the Company’s operations, strategies and plans, integration of businesses and governance changes. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. These include the risk that the Business Expansion may not be successful and the benefits of the Business Expansion may not be fully realized or may take longer to realize than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Business Expansion; failure to maintain required listing approvals or satisfy NYSE American continued listing standards; inability to consummate planned financings on acceptable terms or within expected timeframes; the risk the Business Expansion could distract management from ongoing business operations or cause the Company to incur substantial costs; the risk that the Company may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10- Q, Current Reports on Form 8-K, and such other documents of the Company filed, or to be filed, with the SEC that are or will be available on the Company’s website at www.apimedsus.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that the Company believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amendment to Bylaws dated March 20, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: March 25, 2026	By:	/s/ Youngjik Cho
	Name:	Youngjik Cho
	Title:	Chief Executive Officer

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